SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the registrant  ☒

Filed by a party other than the registrant  ☐

Check the appropriate box:

☐	Preliminary proxy statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14-a6(e)(2))
☒	Definitive proxy statement
☐	Definitive additional materials
☐	Soliciting material under Rule 14a-12

FactSet Research Systems Inc.

(Name of Registrant as specified in its Charter)

Payment of filing fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rule 14a-6(i)(4), and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transactions applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
	(1)	Amount previously paid:

	(2)	Form, schedule or registration statement no.:

	(3)	Filing party:

	(4)	Date filed:

November 10, 2004

Dear Stockholder:

You are cordially invited to attend the Fiscal 2004 Annual Meeting of Stockholders of FactSet Research Systems Inc., which will be held at our corporate headquarters at 601 Merritt 7, Norwalk, CT 06851 on Tuesday, December 21, 2004, at 2:00 p.m. Eastern Standard Time. I look forward to greeting you at the meeting.

Details of the business to be conducted at the Annual Meeting are given in the attached Notice of Annual Meeting and Proxy Statement.

Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted. Therefore, I urge you to return promptly the enclosed proxy in the accompanying postage-paid envelope, vote using the Internet at http://www.eproxy.com/fds or vote by telephone by calling 1-800-435-6710.

On behalf of the Board of Directors, I would like to express our appreciation for your continued support and loyalty.

Sincerely,

Philip A. Hadley
Chairman of the Board and Chief Executive Officer

FACTSET RESEARCH SYSTEMS INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

December 21, 2004

2:00 p.m. Eastern Standard Time

To Our Stockholders:

The Annual Meeting of Stockholders of FactSet Research Systems Inc. (“FactSet” or the “Company”), a Delaware corporation, will be held at FactSet’s corporate headquarters at 601 Merritt 7, Norwalk, CT 06851, on Tuesday, December 21, 2004, at 2:00 p.m. Eastern Standard Time for the following purposes:

1.	To elect three members of the Board of Directors for three-year terms.

2.	To approve our 2004 Stock Option and Award Plan.

3.	To ratify the appointment of the accounting firm of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending August 31, 2005.

4.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

These items are more fully described in the following pages, which are made part of this notice. Only stockholders of record at the close of business on October 22, 2004 are entitled to notice of, and to vote at, this meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Ernest S. Wong, Secretary

Norwalk, Connecticut

November 10, 2004

IMPORTANT

Whether or not you expect to attend the Annual Meeting in person, we urge you to vote at your earliest convenience by returning the enclosed proxy card, voting by telephone at 1-800-435-6710 or by using the Internet at http://www.eproxy.com/fds. Internet and telephone voting is available 24 hours a day and will be accessible until 11:59 p.m., Eastern Standard Time, on December 20, 2004. Promptly using the Internet or telephone to vote or returning the enclosed proxy card will save us incremental expenses associated with additional solicitation. An addressed envelope for which no postage is required if mailed in the United States is enclosed. Voting using the Internet or sending in your proxy will not prevent you from voting your shares in person by ballot at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.

FACTSET RESEARCH SYSTEMS INC.

601 Merritt 7

Norwalk, Connecticut 06851

PROXY STATEMENT FOR ANNUAL MEETING

OF STOCKHOLDERS

To Be Held December 21, 2004

The Board of Directors of FactSet Research Systems Inc. (the “Company” or “FactSet”) delivers this Proxy Statement, form of proxy and voting instructions, which is first being mailed to FactSet’s stockholders on November 10, 2004, in connection with the solicitation of proxies and which will be voted at the Annual Meeting of Stockholders of FactSet (the “Meeting”). The Meeting will be held at 2:00 p.m. Eastern Standard Time on Tuesday, December 21, 2004, at 601 Merritt 7 Norwalk, CT 06851, and any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

Your vote is important. Stockholders of record may vote their proxies by Internet, telephone or mail. Stockholders who execute proxies may revoke them at any time before they are exercised by written notice to the Secretary of the Company at or prior to the Meeting by timely delivery of a valid, later-dated proxy or by voting by ballot at the Meeting. The cost of the solicitation of proxies will be borne by FactSet.

The only outstanding voting security of FactSet is its Common Stock, $0.01 par value per share (the “Common Stock”). Stockholders of record at the close of business on October 22, 2004 will be entitled to vote at the Meeting on the basis of one vote for each share of Common Stock held. On October 22, 2004, there were 31,747,522 shares of Common Stock outstanding.

I.	Director and Executive Officer Information

Information Regarding the Board of Directors, Related Committees and Executive Officers

The Board of Directors (the “Board”) and related Committees of the Company are served by:

Scott A. Billeadeau, Director. Mr. Billeadeau, age 43, joined Fifth Third Asset Management (“Fifth Third”) in March of 2003 as a result of the combination of Paladin Investment Associates, LLC (“Paladin”) with Fifth Third. He is the Director of small-cap and mid-cap growth strategies and is responsible for managing nearly $1 billion in assets. Prior to joining Fifth Third, he was a Principal, Founder and Senior Portfolio Manager with Paladin. Paladin was founded via a management buyout of Investment Advisors, Inc. in 2000. Prior to co-founding Paladin, Mr. Billeadeau spent eight years managing over $2 billion in small-cap and mid-cap assets for Bank of America and Nations Bank. Mr. Billeadeau began his career in 1985 with American Express Financial Advisers, previously IDS Financial Services, Inc., where he was a quantitative analyst. Mr. Billeadeau received a B.A. in Economics from Princeton University and has earned the right to use the Chartered Financial Analyst designation and is a member of the CFA Institute. Mr. Billeadeau is a member of the Audit Committee, Compensation Committee and the Chairman of the Nominating and Corporate Governance Committee and has served on the Board since January 2001. He is also the Lead Independent Director. His current Board term expires in concurrence with the Annual Meeting of Stockholders for fiscal 2006.

Michael F. DiChristina, President, Chief Operating Officer and Director. Mr. DiChristina, age 42, joined FactSet in 1986 as a Software Engineer and held the position of Director of Software Engineering from 1990 to 1999. Prior to joining FactSet, Mr. DiChristina was a Software Engineer at Morgan Stanley & Co. Mr. DiChristina received a B.S. in Electrical Engineering from Massachusetts Institute of Technology. Mr. DiChristina has served on the Board since March 2000. His current Board term expires in concurrence with the Annual Meeting of Stockholders for fiscal 2005.

Michael D. Frankenfield, Senior Vice President and Director of Sales and Marketing. Mr. Frankenfield, age 39, joined the Company in 1989 within the Consulting Services Group. From 1990 to 1994, Mr. Frankenfield held the position of Vice President, Sales with the Company. From 1995 to 2000 Mr. Frankenfield was Director of Investment Banking Sales with the Company. From 2000 until he assumed his current role, Mr. Frankenfield was Director of Sales. Mr. Frankenfield received a B.A. in Economics and International Relations from the University of Pennsylvania and has earned the right to use the Chartered Financial Analyst designation and is a member of the CFA Institute.

Philip A. Hadley, Chairman of the Board of Directors, Chief Executive Officer and Director. Mr. Hadley, age 42, was named Chairman and Chief Executive Officer of FactSet on September 5, 2000. Mr. Hadley joined FactSet in 1985 as a Consultant. From 1986 to 1989, Mr. Hadley was our Vice President, Sales. From 1989 to 2000, Mr. Hadley was Senior Vice President and Director of Sales and Marketing with FactSet. Prior to joining the Company, Mr. Hadley was employed by Cargill Corporation. Mr. Hadley received a B.B.A. in Accounting from the University of Iowa and has earned the right to use the Chartered Financial Analyst designation and is a member of the CFA Institute. Mr. Hadley has served on the Board since September 2000. His current Board term expires in concurrence with the Annual Meeting of Stockholders for fiscal 2006.

Joseph E. Laird, Jr., Director. Mr. Laird, age 59, serves as Chairman and Chief Executive Officer of Laird Squared LLC, an investment banking company that he formed in January 1999, exclusively to serve the database information services industry. From 1989 to 1999, Mr. Laird was a Managing Director of Veronis, Suhler & Associates, a leading specialty merchant bank that serves the media and information industries. From 1982 to 1989, he was an institutional equity salesman and a senior securities analyst of database information services for Hambrecht & Quist. From 1975 to 1982, Mr. Laird was an institutional equity salesman and investment strategist for PaineWebber Mitchell Hutchins. Mr. Laird is also a director of The Advisory Board Company, which specializes in best practices research and analysis related to the management of companies in the health care industry. Mr. Laird is the Chairman of the Compensation Committee, a member of the Nominating and Corporate Governance Committee and has served on the Board since 1993. His current Board term expires in concurrence with the Annual Meeting of Stockholders for fiscal 2004. Mr. Laird is nominated for a three-year term, which would expire in concurrence with the Annual Meeting of Stockholders for fiscal 2007.

James J. McGonigle, Director. Mr. McGonigle, age 41, serves as a director and Chairman of the Board of The Corporate Executive Board Company, which specializes in providing to corporations best practices research and analysis focusing on corporate strategy, operations and general management issues. Mr. McGonigle has served as Chairman of the Board of The Corporate Executive Board Company since March 2001. From 1998 to March 2001, Mr. McGonigle served as the Chief Executive Officer and a director of The Corporate Executive Board Company. From 1995 to 1998, Mr. McGonigle served as the General Manager of the corporate division of The Advisory Board Company. Mr. McGonigle was a consultant in the Financial Institutions Group at McKinsey & Company from 1990 to 1995. Mr. McGonigle received a B.A. from the Woodrow Wilson School at Princeton University and a J.D. from Harvard Law School. Mr. McGonigle has served on the Board since May 2002 and is a member of the Compensation Committee. His current Board term expires in concurrence with the Annual Meeting of Stockholders for fiscal 2004. Mr. McGonigle is nominated for a three-year term, which would expire in concurrence with the Annual Meeting of Stockholders for fiscal 2007.

John C. Mickle, Director. Mr. Mickle, age 78, has been President of Sullivan, Morrissey & Mickle Capital Management Corporation since 1978. Mr. Mickle is an experienced investment advisor, having held prior positions with Shearson Hayden Stone, Inc.; UBS-DB Corporation; and Faulkner, Dawkins & Sullivan, Inc. Mr. Mickle is also a director of Mickelberry Communications Inc. Mr. Mickle is the Chairman of the Audit Committee, a member of the Nominating and Corporate Governance Committee and has served on the Board since November 1997. His current Board term expires in concurrence with the Annual Meeting of Stockholders for fiscal 2006.

Walter F. Siebecker, Director. Mr. Siebecker, age 63, serves as President of Burgess Consulting LLC. Mr. Siebecker was a managing director of the Depository Trust and Clearing Corporation (“DTC”). He joined the National Securities Clearing Corporation (“NSCC”), a subsidiary of DTC, in 1996 as a Managing Director in charge of the organization’s Annuity Processing Service. Mr. Siebecker’s background is in retail and institutional investment services in the domestic and global markets. Prior to joining NSCC, Mr. Siebecker was a consultant to the Trading Services Division at Lehman Brothers and spent 16 years at Salomon Smith Barney Inc., where he was responsible for the Operations Division as Executive Vice President and Chief Operations Officer.

Mr. Siebecker is a member of the Audit Committee and has served on the Board since November 1997. His current Board term expires in concurrence with the Annual Meeting of Stockholders for fiscal 2005.

Charles J. Snyder, Vice Chairman of the Board of Directors and Director. Mr. Snyder, age 62, a co-founder of FactSet in 1978, retired as President and Chief Technology Officer of the Company on August 31, 1999. At that time he became Vice Chairman of the Board and agreed to continue as a consultant to FactSet’s engineering and technology groups. In conjunction with FactSet’s announcement of Howard Wille’s retirement as Chief Executive Officer of FactSet effective May 22, 2000, Mr. Snyder was named our interim Chief Executive Officer. Mr. Snyder acted as interim Chief Executive Officer of FactSet until September 5, 2000, at which time Philip A. Hadley was named Chairman and Chief Executive Officer. From 1964 to 1977, Mr. Snyder worked for Faulkner, Dawkins & Sullivan, Inc., eventually becoming Director of Computer Research, a position he retained with Shearson Hayden Stone, Inc. after its acquisition of Faulkner, Dawkins & Sullivan, Inc. in 1977. Mr. Snyder has been a Director of FactSet since its formation in 1978. His current Board term expires in concurrence with the Annual Meeting of Stockholders for fiscal 2004. Mr. Snyder is nominated for a three-year term, which would expire in concurrence with the Annual Meeting of Stockholders for fiscal 2007.

Townsend Thomas, Senior Vice President and Chief Technology Officer. Mr. Thomas, age 41, joined the Company in 1985 as a Software Engineer and held the position of Director of Systems Engineering from 1990 to 1999. From 1999, until he assumed his current role, Mr. Thomas was the Director of Engineering and Chief Technology Officer. Mr. Thomas received a B.S. in Electrical Engineering from Massachusetts Institute of Technology.

Howard E. Wille, Director. Mr. Wille, age 76, was a co-founder of FactSet in 1978 and held the position of Chief Executive Officer from that time until May 22, 2000, the date on which he retired from active employment with the Company. Mr. Wille continued to serve as the non-executive Chairman of the Board of FactSet until August 31, 2000. From 1966 to 1977, Mr. Wille was a Partner and Director of Research at Faulkner, Dawkins & Sullivan, Inc., a Wall Street investment firm, and held a managerial position with Shearson Hayden Stone, Inc. after its acquisition of Faulkner, Dawkins & Sullivan, Inc. in 1977. He was President and Chief Investment Officer of Piedmont Advisory Corporation from 1961 to 1966 and, prior to that time served as a securities analyst, investment manager and investment counselor for several firms. Mr. Wille has been a Director of FactSet since its formation in 1978. His current Board term expires in concurrence with the Annual Meeting of Stockholders for fiscal 2005.

Ernest S. Wong, Senior Vice President, Chief Financial Officer, Treasurer and Secretary. Mr. Wong, age 50, joined the Company in his current position in June 1996 and assumed the role of Treasurer in September 2002. Between 1991 and 1996, he held several positions with Montedison SpA, including Vice President, Finance and Treasurer of Montedison USA, Inc. and Director of Corporate Finance of Montedison Corporation of America. From 1988 to 1991, he was Vice President in the North American Banking Group of The First National Bank of Chicago, and prior to that time served as Manager of Domestic Finance at PepsiCo, Inc. and Second Vice President in the Corporate Bank of The Chase Manhattan Bank. Mr. Wong received a B.A. in Psychology from Cornell University and an M.B.A. in Finance from Columbia University Graduate School of Business.

Information Regarding the Board of Directors and Its Committees

The Company’s Board of Directors met twelve times during fiscal 2004. The Board of Directors has three Committees: the Compensation Committee, the Audit Committee and the Nominating and Corporate Governance Committee. All directors attended 75% or more of the Board meetings and meetings of the committees on which they served during fiscal 2004.

Compensation Committee: The Compensation Committee has three members, Messrs. Laird (Chairman), Billeadeau and McGonigle. The Compensation Committee met eight times during fiscal 2004. The primary responsibilities of the Compensation Committee are to (a) review and approve the compensation policies for the Chief Executive Officer and other key executive officers of the Company, (b) oversee the Company’s administration of its equity-based compensation policies, (c) approve grants of stock options to officers and employees of the Company under its stock option plans, and (d) establish annual performance goals for the Company’s principal executive officers and assess the quality of the performance of those executive officers.

Audit Committee: The Audit Committee has three members: Messrs. Mickle (Chairman), Billeadeau and Siebecker. The Audit Committee met seven times during fiscal 2004. The Board of Directors has determined that Mr. Billeadeau is an independent director and qualifies as the “audit committee financial expert” as defined in Item 401(h) of Regulation S-K of the Securities Exchange Act of 1934 (the “Exchange Act”). The Audit Committee assists the Board of Directors in fulfilling its oversight review of FactSet’s external financial reporting processes. Its primary responsibilities include meeting with financial management and the independent auditors to review our system of internal controls as well as assessing the quality of FactSet’s accounting principles and financial reporting, reviewing the external audit process as conducted by FactSet’s independent auditors, reviewing the financial information provided to shareholders and other external parties as well as preparing the report of the Audit Committee included in the definitive proxy statement on a yearly basis.

Nominating and Corporate Governance Committee: The Nominating and Corporate Governance Committee has three members: Messrs. Billeadeau (Chairman), Mickle and Laird. The Nominating and Corporate Governance Committee met two times during fiscal 2004. Its duties include reviewing the qualifications of candidates for nomination as Directors, making recommendations to the Board regarding prospective nominees to the Board, making recommendations to the Board regarding corporate governance issues and, as appropriate, assisting in succession planning for senior management of FactSet. The Nominating and Corporate Governance Committee will consider nominees recommended by security holders in written communications to FactSet’s Secretary.

Director Compensation. Philip A. Hadley and Michael F. DiChristina, as officers of FactSet during fiscal 2004, received no compensation for serving on the Board of Directors. Each director, with the exception of Mr. Hadley and Mr. DiChristina, receives an annual retainer of $20,000 in addition to 3,000 non-qualified stock options as of the first business day following the annual meeting for his service on the Board. Committee chairmen also receive an annual fee of $2,500. The exercise price of each non-qualified stock option is the closing price of FactSet’s common shares on the date of grant. Each Director who is not an employee, upon election as a non-employee Director, received a one-time grant of options to purchase 10,000 shares of FactSet common stock. Non-qualified stock options granted to Directors vest ratably at 20% per year over five years upon the anniversary date of each grant and expire ten years from the date the options were granted. Each non-employee Director is entitled to one FactSet password at no charge. The password provides access to the FactSet system to allow Directors to use FactSet’s suite of products and services.

Corporate Governance

FactSet’s Board has adopted corporate governance guidelines which help govern the Company. You can access these corporate governance guidelines, along with other materials such as our Board committee charters on our website at www.factset.com or request a free copy by contacting Investor Relations at FactSet Research Systems Inc., 601 Merritt 7, Norwalk, CT 06851. Directors are expected to attend regularly and participate in meetings of the Board and of committees on which the Director serves. The Company does not have a policy with regard to Directors’ attendance at annual shareholder meetings; no non-employee Directors attended the annual meeting for fiscal year 2003.

Director Independence

On June 16, 2003, the Company’s Board of Directors reviewed the independence of its Directors under the applicable standards of the New York Stock Exchange. The Board of Directors determined that each of Messrs. Billeadeau, Laird, McGonigle, Mickle and Siebecker is independent under those standards. The independent Directors constitute a majority of the directors of the Company. Mr. Billeadeau serves as the Lead Independent Director as the chairman of the Nominating and Corporate Governance Committee. The independent Directors meet at least four times annually after the end of each scheduled quarterly meeting of the Board of Directors.

Director Nominations

The Company has a standing Nominating and Corporate Governance Committee. A copy of the charter of the Nominating and Corporate Governance Committee may be found on the Company’s website at www.factset.com in the Investor Relations section. The members of the Nominating and Corporate Governance Committee are independent under the applicable standards of the New York Stock Exchange.

The Nominating and Corporate Governance Committee will consider director nominees recommended by stockholders in written communications to FactSet’s Secretary prior to August 1 for the ensuing election. Any such communication must follow the guidelines set forth in the FactSet Research Systems Inc. Director Nominee Selection Policy, a copy of which may be found on the Company’s website. The Nominating and Corporate Governance Committee will consider any nominee recommended by a stockholder in accordance with its policy under the same criteria as any other potential nominee. The Nominating and Corporate Governance Committee will select nominees for directors pursuant to the following process:

•	the identification of director candidates by the Nominating and Corporate Governance Committee based upon suggestions from directors and senior management, recommendations by shareholders and potentially a director search firm;

•	a review of each candidate’s qualifications by the Nominating and Corporate Governance Committee to determine which candidates best meet the Board’s required and desired criteria;

•	interviews of an interested candidate by the Chairman of the Nominating and Corporate Governance Committee, at least one other committee member and the Chief Executive Officer;

•	a report to the Board by the Nominating and Corporate Governance Committee on the selection process;

•	the recommendation of a nominee to the Board; and

•	the formal nomination by the Board for inclusion in the slate of directors for the annual meeting of shareholders or appointment by the Board to fill a vacancy between shareholder meetings.

The Nominating and Corporate Governance Committee requires: (i) the candidate’s full name, address, email and phone number; (ii) a statement by the candidate that he or she wishes to be nominated and is willing and able to serve as a director; (iii) a statement of the good faith belief by the proposing shareholder that the candidate meets the Corporation’s criteria, and (iv) such other written documentation as the Committee may request to permit a determination by the Board as to whether such candidate meets the required and desired director selection criteria set forth in the FactSet Bylaws, Corporate Governance Guidelines and the FactSet Research Systems Inc. Director Nominee Selection Policy, available on the Company’s website. FactSet has not rejected the candidacy of any nominees recommended by a stockholder that owned more than 5% of the Company’s common stock held for at least one year prior to the date the recommendation was made.

Contacting the Board

Stockholders and other interested parties may contact the Board or the Lead Independent Director by sending their concerns to: Board of Directors, c/o Corporate Secretary, FactSet Research Systems Inc., 601 Merritt 7, Norwalk, CT 06851; facsimile number: (203) 810-1001; email address: board&commat;factset.com. The Corporate Secretary or Assistant Corporate Secretary will review all communications and forward them to the Chairman of the Board or the Lead Independent Director. The Corporate Secretary or Assistant Corporate Secretary may, however, filter out communications that do not relate to our business activities, operations or our public disclosures, but will maintain a record of these communications and make them available to the Chairman of the Board or the Lead Independent Director (solicitations will not be recorded or forwarded). Any communications received by the Chairman or Lead Independent Director regarding concerns relating to accounting, internal accounting controls or auditing matters will be immediately brought to the attention of the Audit Committee and will be handled in accordance with the procedures established by the Audit Committee to address these matters.

Code of Business Conduct

The Company has adopted a Code of Business Conduct and Ethics that applies to all of the Company’s employees, including the Company’s principal executive officer, principal financial officer and principal accounting officer. A copy of the Code of Business Conduct and Ethics is available on the Company’s website at www.factset.com in the Investor Relations section. You may also request a copy of the Code of Business Conduct and Ethics by writing or calling us at Investor Relations, Research Systems Inc., 601 Merritt 7, Norwalk, CT 06851. Any amendment to the Code of Business Conduct and Ethics (other than technical, administrative or non-substantive amendments), or any waiver of a provision of the Code that applies to a member of our Board or one of our executive officers will be promptly disclosed on the Investor Relations section of our website under “Corporate Governance Highlights.”

AUDIT COMMITTEE REPORT

The Board of Directors has charged the Audit Committee with a number of responsibilities, including review of the adequacy of our financial reporting and accounting systems and controls. The Board has reviewed the New York Stock Exchange (“NYSE”) listing standards’ definition of independence for audit committee members and has determined that each member of the Audit Committee meets that standard. The Audit Committee has a direct line of communication with PricewaterhouseCoopers LLP, FactSet’s independent public auditors.

The responsibilities of the Audit Committee are set forth in its Charter. In fulfilling its responsibility, the Audit Committee discusses with our independent public auditors the overall scope and specific plans for their audit. The Audit Committee has reviewed FactSet’s audited financial statements for fiscal 2004 with management and with PricewaterhouseCoopers LLP. Such review included discussions concerning the quality of accounting principles as applied and significant judgments affecting our financial statements. In addition, the Audit Committee has discussed with PricewaterhouseCoopers LLP matters such as the quality and acceptability of FactSet’s accounting principles as applied in its financial reporting, as required by Statement on Auditing Standards No. 61, Communication with Audit Committees. The Audit Committee has received from PricewaterhouseCoopers LLP written disclosures concerning such auditors’ independence from FactSet and has discussed with PricewaterhouseCoopers LLP its independence, as required by the Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees.” The Audit Committee recommends to the Board of Directors the selection of the independent registered public accounting firm.

In reliance on the reviews and discussions conducted with management and the independent public auditors, the Audit Committee has recommended to the Board that the audited financial statements for fiscal year ended August 31, 2004 be included in our 2004 Annual Report on Form 10-K, for filing with the Securities and Exchange Commission.

SUBMITTED BY THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

John C. Mickle, Chairman	Scott A. Billeadeau	Walter F. Siebecker

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP was the independent auditing firm of FactSet’s financial statements for fiscal 2004. Representatives of PricewaterhouseCoopers LLP will be at the Meeting to respond to appropriate questions and make a statement should they desire to do so. In addition to performing the audit services for fiscal 2004, we also retained PricewaterhouseCoopers LLP to perform other audit-related and non-audit related services during the year. The aggregate fees billed by PricewaterhouseCoopers LLP in connection with audit and non-audit services rendered for fiscal 2004 were as follows:

AUDIT AND NON-AUDIT FEES

The following table sets forth fees for services PricewaterhouseCoopers LLP provided during fiscal years 2004 and 2003:

	2004	2003
Audit fees (1)	$160,000	$222,600
Audit-related fees (2)	22,000	17,800
Tax fees (3)	103,399	111,845
All other fees (4)	69,000	38,500

Total	$354,399	$390,745

(1)	Represents fees for professional services rendered in connection with the audit of our annual financial statements and reviews of our quarterly financial statements, advice on accounting matters that arose during the audit and audit services provided in connection with other statutory or regulatory filings.

(2)	Represents fees for assurance services related to the audit of our annual financial statements and for professional services related to the audits of our employee benefit plans.

(3)	Represents fees for tax services provided in connection with our expatriate tax program.

(4)	All other fees represent fees for services provided to FactSet which are otherwise not included in the categories above. These fees primarily relate to compliance and review of our multi-jurisdictional sales tax liabilities. This project was pre-approved by our Audit Committee.

The Audit Committee has determined that the provision of non-audit services by PricewaterhouseCoopers LLP is compatible with maintaining the independence of PricewaterhouseCoopers LLP. In accordance with its charter, the Audit Committee approves in advance all audit and non-audit services to be rendered by PricewaterhouseCoopers LLP. During 2004, all professional services provided PricewaterhouseCoopers LLP were pre-approved by the Audit Committee in accordance with this policy.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our Directors and Executive Officers to file reports of holdings and transactions in FactSet stock with the Securities and Exchange Commission and the New York Stock Exchange. Based on our records and other information, we believe that for fiscal 2004, all reports for our Executive Officers, Directors and beneficial owners of more than 10% of FactSet’s Common Stock that were required to be filed pursuant to Section 16 of the Exchange Act were timely filed, except the inadvertent late filings as set forth below. The Company filed a Form 5 on October 23, 2003 on behalf of Mr. Siebecker, who had purchased shares of our common stock on August 24, 2001. A Form 5 was filed on behalf of Mr. Thomas on December 3, 2003 noting a gift he had made on December 29, 2001. The Company filed reports on Form 4 one day late on behalf of each of Messrs. Hadley, DiChristina, Frankenfield, Thomas and Wong regarding the annual grant of stock options.

Information Regarding Beneficial Ownership of Principal Shareholders, Directors and Management

The following table sets forth, as of October 22, 2004, certain information regarding the beneficial ownership of the Company’s Common Stock by (1) each person whom we know beneficially owns more than 5% of the outstanding shares of the Common Stock, (2) each Director and the named Executive Officers of the Company, and (3) all Directors and Executive Officers of the Company as a group.

Name	Beneficial Ownership of Common Stock at October 22, 2004	Percentage of Common Stock (2)
Philip A. Hadley (1)(3)	786,158	2.43%
Charles J. Snyder (1)(4)	3,795,909	11.71
Howard E. Wille (1)(5)	3,604,233	11.12
Michael F. DiChristina (1)(6)	289,316	0.89
Michael D. Frankenfield (1)(7)	125,153	**
Townsend Thomas (1)(8)	370,403	1.14
Ernest S. Wong (1)(9)	167,741	0.52
James J. McGonigle (1)(10)	2,600	**
Scott A. Billeadeau (1)(11)	7,800	**
Joseph E. Laird, Jr. (1)(12)	23,300	**
John C. Mickle (1)(13)	42,800	**
Walter F. Siebecker (1)(14)	56,810	**
Waddell & Reed Financial, Inc. (15)	2,033,642	6.28
T. Rowe Price Associates, Inc. (16)	1,926,600	5.95
FactSet Research Systems Inc. ESOP (1)(17)	793,905	2.45
All Directors and Executive Officers as a group (12 persons) (18)	9,272,223	28.61

(1)	The address for each of these beneficial owners is FactSet Research Systems Inc., 601 Merritt 7, Norwalk, Connecticut 06851.

(2)	For each individual or group identified in the table, percentage ownership is calculated by dividing the number of shares beneficially owned by that person or group as indicated above by the sum of the 31,747,522 shares of Common Stock outstanding at October 22, 2004, and the number of shares of Common Stock that such person or group had the right to purchase on or within 60 days of October 22, 2004, including, but not limited to, upon exercise of stock options.

(3)	Includes outstanding options to purchase 147,493 shares, which were exercisable on or within 60 days of October 22, 2004.

(4)	Includes outstanding options to purchase 3,600 shares, which were exercisable on or within 60 days of October 22, 2004.

(5)	Includes outstanding options to purchase 3,600 shares, which were exercisable on or within 60 days of October 22, 2004. Adelaide P. McManus, Mr. Wille’s spouse, owns 295,752 shares of Common Stock. Mr. Wille disclaims beneficial ownership of such shares.

(6)	Includes outstanding options to purchase 135,765 shares, which were exercisable on or within 60 days of October 22, 2004.

(7)	Includes outstanding options to purchase 57,220 shares, which were exercisable on or within 60 days of October 22, 2004.

(8)	Includes outstanding options to purchase 83,333 shares, which were exercisable on or within 60 days of October 22, 2004.

(9)	Includes outstanding options to purchase 105,723 shares, which were exercisable on or within 60 days of October 22, 2004.

(10)	Includes outstanding options to purchase 2,600 shares, which were exercisable on or within 60 days of October 22, 2004.

(11)	Includes outstanding options to purchase 7,800 shares, which were exercisable on or within 60 days of October 22, 2004.

(12)	Includes outstanding options to purchase 23,300 shares, which were exercisable on or within 60 days of October 22, 2004.

(13)	Includes outstanding options to purchase 42,800 shares, which were exercisable on or within 60 days of October 22, 2004.

(14)	Includes outstanding options to purchase 42,800 shares, which were exercisable on or within 60 days of October 22, 2004.

(15)	Number of shares beneficially owned by Waddell & Reed Financial, Inc., at June 30, 2004, as indicated by Form 13-F Holdings Report File Number 28-7592 filed with the Securities and Exchange Commission on August 13, 2004. The address for Waddell & Reed Financial, Inc. is 6300 Lamar Avenue, Overland Park, KS 66202.

(16)	Number of shares beneficially owned by T. Rowe Price Associates, Inc., at June 30, 2004, as indicated by Form 13-F Holdings Report File Number 28-115 filed with the Securities and Exchange Commission on August 13, 2003. The address for T. Rowe Price Associates, Inc. is 100 East Pratt Street, Baltimore, Maryland 21202.

(17)	Shares reported for the ESOP exclude ESOP shares owned by Messrs. Snyder (102,035), Hadley (217,020), DiChristina (153,551), Thomas (170,249), Frankenfield (41,244), Wille (263) and Wong (3,692). Such shares are included in the number of Common shares beneficially owned by each named Executive Officer.

(18)	Includes options to purchase 656,034 shares, which were exercisable on or within 60 days of October 22, 2004.

**	Percentage of Common Stock is less than 0.5%.

Information Regarding Named Executive Officer Compensation

Cash Compensation. The following table summarizes the compensation earned by FactSet’s named Executive Officers for the latest three fiscal years ended August 31, 2004.

Summary Compensation Table

		Annual Compensation		Securities Underlying Options/SAR Grants (1)	All Other Compensation (2)
Name and Principal Position	Fiscal Year	Salary	Bonus
Philip A. Hadley Chairman and Chief Executive Officer	2004 2003 2002	250,000 250,000 261,540	450,000 400,000 375,000	40,000 20,000 20,000	16,665 19,668 19,606

Michael F. DiChristina President and Chief Operating Officer	2004 2003 2002	250,000 250,000 261,540	450,000 400,000 375,000	40,000 20,000 20,000	13,415 16,250 14,951

Michael D. Frankenfield Senior Vice President and Director of Sales and Marketing	2004 2003 2002	225,000 225,000 233,656	300,000 265,000 236,250	30,000 15,000 20,000	11,378 19,200 17,764

Townsend Thomas Senior Vice President and Chief Technology Officer	2004 2003 2002	175,000 126,923 221,636	120,000 130,000 130,625	10,000 7,500 15,000	13,048 12,987 9,199

Ernest S. Wong Senior Vice President, Chief Financial Officer, Treasurer and Secretary	2004 2003 2002	225,000 225,000 233,656	175,000 200,000 195,000	10,000 7,500 15,000	16,203 19,275 17,916

(1)	Represents option grants made to named Executive Officers in respect of FactSet’s and those respective officers’ individual performances for the previous fiscal year. Option grants related to fiscal 2003 performance were granted on January 22, 2004, and are included in 2004 compensation. Option grants related to fiscal 2002 performance were granted on October 7, 2002, and are included in fiscal 2003 compensation. Option grants related to fiscal 2001 performance were granted on October 23, 2001, and are included in fiscal 2002 compensation.

(2)	Represents annual employer contributions to the named Executive Officers’ ESOP accounts for all years presented for Messrs. Hadley, DiChristina, Frankenfield, Thomas and Wong for $9,315; $11,400; and $9,101 for fiscal years 2004, 2003 and 2002, respectively. Fiscal 2004 amounts include $7,350; $4,100; $2,063; $3,733; and $6,888, respectively, for use of Company automobiles by Messrs. Hadley, DiChristina, Frankenfield, Thomas and Wong. Fiscal 2003 amounts include $8,268; $4,850; $7,800; $1,587; and $7,875, respectively, for use of Company automobiles by Messrs. Hadley, DiChristina, Frankenfield, Thomas and Wong. Fiscal 2002 amounts include $10,505; $5,850; $8,663; and $8,815, respectively, for use of Company automobiles by Messrs. Hadley, DiChristina, Frankenfield and Wong.

Compensation Pursuant to Stock Options

Stock Option Grants in the Last Fiscal Year. During fiscal 2004, Messrs. Hadley, DiChristina, Thomas, Frankenfield and Wong were granted stock options to purchase 40,000, 40,000, 10,000, 30,000 and 10,000 shares of FactSet’s Common Stock, respectively. The options expire ten years from the date of grant and vest at a rate of 20% per year beginning one year after the grant date. The option exercise price was the fair value of FactSet’s stock on the grant date. No other stock option grants were made to the named Executive Officers in fiscal 2004.

Name	Number of Securities Underlying Options/ SARs Granted (#)	% of Total Options/SARs Granted to Employees in Fiscal 2004 (%)	Exercise or Base Price ($/sh)	Expiration Date	Grant Date (1) Fair Value ($)
Philip A. Hadley	40,000	4.9	$36.73	1/22/2014	$579,600
Michael F. DiChristina	40,000	4.9	$36.73	1/22/2014	579,600
Michael D. Frankenfield	30,000	3.7	$36.73	1/22/2014	434,700
Townsend Thomas	10,000	1.2	$36.73	1/22/2014	144,900
Ernest S. Wong	10,000	1.2	$36.73	1/22/2014	144,900

(1)	The fair value of the option grant is estimated using the Black-Scholes option-pricing model. Assumptions used by the model were a risk-free interest rate of 2.55%, an expected option life of four years, expected volatility of 49.81% and a dividend yield of 0.65%.

Aggregated Stock Option Exercises in Last Fiscal Year and Fiscal Year-End Stock Option Values

The following table provides information on stock option exercises in fiscal 2004 by the named Executive Officers and the value of such officers’ unexercised stock options at August 31, 2004.

	Shares Acquired On Exercise (#)	Value Realized ($)(1)	Number of Securities Underlying Unexercised Options/SARs at Fiscal Year-End		Value of Unexercised In-the- Money Options/SARs at Fiscal Year-End ($)(2)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Philip A. Hadley	—	—	138,486	86,014	$2,194,235	$1,021,299
M. DiChristina	—	—	156,825	85,675	2,609,662	994,288
M. Frankenfield	—	—	82,574	57,426	1,699,893	699,907
Townsend Thomas	—	—	80,747	29,253	1,785,679	386,696
Ernest S. Wong	—	—	113,137	30,253	2,934,627	320,102

(1)	Based upon the market price of the purchased shares on the exercise date less the option exercise price paid for such shares.

(2)	Based upon the market price of $44.53 per share, which was the closing selling price per share of Common Stock on the New York Stock Exchange on the last day of FactSet’s 2004 fiscal year, less the option exercise price payable per share.

Report on Executive Compensation

The Compensation Committee (the “Committee”) is responsible for administering FactSet’s executive compensation policies and practices. The Committee is composed solely of outside directors and reports regularly to the Board. Outside directors are not eligible to participate in any of the plans or programs it administers. In fiscal 2004, the Committee reviewed cash compensation for the Chairman and the Chief Executive Officer, the President and Chief Operating Officer, the Chief Financial Officer, the Chief Technology Officer, the Director of Sales and Marketing and the Director of Product Development. The Committee also reviews and approves the aggregate number of options granted to employees to purchase Common Stock of FactSet. The Committee also reviews the size of grants made to each senior executive team member noted above and to specific employee performance peer groups.

In carrying out its duties, the Committee has direct access to independent compensation consultants and outside survey data. Compensation for the named Executive Officers and other key management positions is designed to:

1.	Attract, retain and motivate key personnel.

2.	Be competitive with compensation offered for similar positions by other companies in the technology and financial services industries.

3.	Tie a meaningful portion of compensation to our operating and financial performance through annual bonuses.

4.	Link the financial interests of key employees and FactSet’s stockholders via stock-based incentives.

Overall, we aim to deliver compensation contingent on achievement of superior levels of Company and individual performance. Compensation is delivered through three major components, as described below:

Base Salary. Base salaries have been established according to the experience and qualifications of the individual executives. Generally, base salaries are intended to be sufficiently competitive to attract and retain key employees, although they are secondary to a view of total cash compensation.

Annual Bonus. Annual bonuses have been determined on a discretionary basis considering a number of factors including FactSet’s profitability, revenue growth, achievement of strategic and department goals, individual performance and competitive market practices. In the normal course of business, the Committee determines the bonuses for the named Executive Officers based on our operational and financial performance. Competitive total compensation levels are determined by an independent compensation consulting firm. In considering competitiveness, the Committee reviewed the compensation levels for a sample of industry sector companies of similar size and financial performance to FactSet.

Stock Based Incentives. Stock options have been intended to align incentives with long-term stock performance and act as a motivational and retention tool. Stock option grants were made in fiscal 2004 to selected key employees based on individual contribution and potential.

Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), imposes a limitation on the deductibility of nonperformance-based compensation in excess of $1 million paid to named Executive Officers. As such, compensation paid in fiscal 2004 by FactSet is fully tax-deductible. The tax deductibility of compensation for the named Executive Officers will be preserved as long as such actions are consistent with the Committee’s compensation policies and objectives and are in the best interests of the Company and its stockholders.

The Committee believes that the fiscal 2004 compensation of the named Executive Officers was aligned with FactSet’s performance and returns to shareholders and provided a balanced mix between base pay and incentive compensation.

SUBMITTED BY THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

Joseph E. Laird, Jr., Chairman	Scott A. Billeadeau	James J. McGonigle

Employment Agreements

FactSet has an agreement dated May 8, 1996, with Ernest S. Wong relating to the terms of his employment. Under the agreement, in the event Mr. Wong is terminated by us at any time for reasons other than good cause, as set forth in the agreement, we will continue to pay his base salary and standard employee benefits for 12 months following the date of such termination. In the event Mr. Wong is terminated for any reason within one year following a change in control of the Company, as defined in the agreement, Mr. Wong will be entitled to continue receiving his base salary and standard employee benefits for two years from the date of such termination. At the end of fiscal 2004, we did not have employment agreements with Messrs. Hadley, DiChristina, Frankenfield or Thomas.

Performance Graph. Comparison of cumulative total return among FactSet, the S&P 500 Index, and the NASDAQ Computer Index.

At August 31, 2004 the price per common share was $44.53. At fiscal year-end 2003, 2002, 2001, 2000 and 1999, the price per common share was $48.55, $24.80, $25.35, $34.19 and $23.16, respectively. All share prices give retroactive effect to the 2-for-1 stock split that occurred on February 4, 2000. The stock performance graph assumes an investment of $100 on August 31, 1999 in FactSet Common Stock and an investment of $100 at that time in both the S&P 500 Index and the NASDAQ Computer Index. This performance graph assumes reinvestment of dividends for FactSet Common Stock and the S&P 500 Index only.

Equity Compensation Plan Information

The following table provides certain information as of August 31, 2004 with respect to our equity compensation plans:

Thousands, except per share data At August 31, 2004	(a)	(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuances under equity compensation plans (excluding securities reflected in column (a)
Equity compensation plans approved by security holders	4,637	$27.78	1,202
Equity compensation plans not approved by security holders	—	—	—

Total	4,637	$27.78	1,202

II.	Matters Requiring Shareholder Vote

1.	Election of Directors

Shareholders will elect three Directors at the Annual Meeting of Stockholders. Each Director will hold office for a term not exceeding three years or until a successor is elected and qualified. Your proxy will be voted in favor of the following persons to serve as directors, unless you indicate to the contrary on the proxy.

Management expects that the nominees will be available for election. However, if a nominee is not a candidate when the election occurs, your proxy will be voted to elect another nominee to be designated by the Nominating and Corporate Governance Committee of the Board to fill any vacancy. The Board requests that you vote for the following nominees to serve a three-year term expiring in concurrence with the Annual Meeting of Stockholders for fiscal year 2007:

Joseph E. Laird, Jr. Refer to page 2 for Mr. Laird’s biography and pages 4, 7, 8 and 9 for information about Mr. Laird’s stock ownership and compensation.

James J. McGonigle. Refer to page 2 for Mr. McGonigle’s biography and pages 4, 7, 8 and 9 for information about Mr. McGonigle’s stock ownership and compensation.

Charles J. Snyder. Refer to page 3 for Mr. Snyder’s biography and pages 4, 7, 8 and 9 for information about Mr. Snyder’s stock ownership and compensation.

2.	Approval of the 2004 Stock Option and Award Plan

The Board of Directors of the Company requests that the stockholders ratify the adoption of the 2004 employee Stock Option and Award Plan (the “Plan”). The purpose of the Plan is to provide a means by which key employees of the Company and its subsidiaries can acquire and maintain stock ownership, thereby strengthening their commitment to the success of the Company and its subsidiaries and their desire to remain employed by the Company and its subsidiaries. The Plan also is intended to attract, employ and retain key employees and to provide such employees with additional incentive and reward opportunities designed to encourage them to enhance the profitable growth of the Company and its subsidiaries. The Board will request ratification of the Plan at the Company’s Annual Meeting.

The Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, performance units and performance shares. The Plan prohibits the repricing of options or the grant of discounted options.

Provisions have been included in the Plan to meet the requirements for deductibility of executive compensation under 162(m) of the Code with respect to options and other awards by qualifying payments under the Plan as performance-based compensation. The Plan also provides for the grant of awards to employees of the Company and its Subsidiaries who are employed outside the United States.

The following is a brief description of the Plan, which is qualified in its entirety by the full text of the plan, which is attached to this Proxy Statement as Exhibit A.

It is the judgment of the Board that approval of the Plan is in the best interests of the Company and its stockholders.

Administration and Duration of the Plan

The Plan will be administered by the Compensation Committee of the Board (the “Committee”), which shall consist of not less than two persons who are Directors of the Company, each of whom shall qualify as an “outside director” within the meaning of Section 162(m) of the Code and a “non-employee director” within the meaning of Rule 16b-3 promulgated under Section 16(b) of the Securities Exchange Act of 1934 (the “1934 Act”). The Committee, in its sole discretion, will have the power to grant awards under the Plan, to determine the terms of these awards, to interpret the provisions under the Plan and to take any action that it deems necessary or advisable for the administration of the Plan. The Committee may delegate any or all of its authority to administer the Plan as it deems appropriate, to the extent delegating such authority is not prohibited by law.

The Plan will terminate on December 22, 2014, unless terminated earlier by the Board or the Committee.

Eligibility and Participation

Eligibility to participate in the Plan is limited to key employees of the Company and its subsidiaries. Participation in the Plan is at the discretion of the Committee.

Limit on Awards Under the Plan

The maximum number of shares available for grant under the Plan is 5,000,000 shares of Company common stock. In addition to this 5,000,000 share maximum, the Plan provides that awards other than stock options and stock appreciation rights will be counted against the Plan maximum in a 21&sol;2 to 1 ratio. For example, if we issue 100 performance shares, we would reduce the Plan maximum by 250 shares. In any calendar year, no individual may be granted stock options, stock appreciation rights or other awards covering more than 250,000 shares. Shares granted under the Plan may be either authorized but unissued shares of the Company or treasury shares. If an award terminates, expires, is forfeited or lapses, for any reason, any shares subject to such award shall again be available to be the subject of an award.

Stock Options

Options granted under the Plan may be either incentive stock options (“ISOs”) within the meaning of section 422 of the Code or nonqualified stock options (“NQSOs”). Options expire not more than seven years from the date of grant. The option exercise price may not be less than the fair market value of the stock on the date the option is granted. Options are non-transferable or assignable other than by will or law of descent and distribution; provided, however, that with the approval of the Committee, NQSOs may be transferred to immediate family members or to a trust for the benefit of such family members. The exercise price may be paid in cash or with previously acquired shares of Company common stock. The terms of each stock option will be determined by the Committee at the time of grant.

Stock Appreciation Rights

Stock Appreciation Rights (“SARs”) may, but need not, relate to options. The Committee determines the terms of each SAR at the time of grant. Any freestanding SAR may not be granted at less than the fair market value of the stock on the date the SAR is granted and cannot have a term of longer than seven years. At the discretion of the Committee, the payment upon SAR exercise may be in cash, shares of Company common stock or a combination thereof.

Restricted Stock and Restricted Stock Units

The Plan provides for the grant of shares of restricted stock or restricted stock units to employees of the Company or its Subsidiaries in such amounts as the Committee, in its sole discretion, will determine. Shares of restricted stock and shares received in respect of restricted stock units may not be transferred until the end of the applicable period of restriction. For purposes of qualifying awards of restricted stock and restricted stock units as performance-based compensation under 162(m) of the Code, the Committee may set restrictions based upon performance goals. Except for in the event of a change of control, if the vesting conditions applicable to such awards relate exclusively to the passage of time, shares of restricted stock or restricted stock units will not vest prior to the end of a 36-month period. Restricted units that become payable in accordance with their terms and conditions will be settled in cash, shares, or a combination of cash and shares, as determined by the Committee.

Performance Units and Performance Shares

The Plan provides for the grant of performance units and performance shares. Each performance unit will have an initial value that is established by the Committee on or before the grant date. Each performance share will have an initial value equal to the fair market value of a share on the grant date. The Committee may set performance goals based upon the achievement of Company-wide, subsidiary, departmental, regional, functional, divisional, business unit or individual goals, applicable federal or state securities laws, or any other basis (including, without limitation, relative to the performance of other corporations) determined by the Committee in its sole discretion. For purposes of qualifying awards of performance units or performance shares as performance-based compensation under 162(m) of the Code, the Committee may set restrictions based upon performance goals.

Transferability of Awards

Unless otherwise determined by the Committee, awards granted under the Plan may not be transferred except by will or the laws of descent and distribution and, during his or her lifetime, any options or awards may be exercised only by the employee.

Change of Control

In the event of a change of control of the Company, all awards granted under the Plan which have not been exercised, which have not expired by their terms, or for which restrictions have not yet lapsed will immediately be fully exercisable for the remainder of their respective terms and all restrictions will lapse and conditions deemed satisfied, and, the Committee may, in its sole discretion, determine that such awards be immediately terminated in which case the grantee will be paid an amount in cash (subject to any applicable withholding taxes) in respect of each award equal to the difference between the fair market value of a share and the exercise price of such award.

Amendment of the Plan

The Board may from time to time in its discretion amend or modify the Plan without the approval of the stockholders of the Company, except as such stockholder approval may be required to permit transactions in shares pursuant to the Plan to be exempt from liability under Section 16(b) of the 1934 Act or under the listing requirements of any securities exchange on which are listed any of the Company’s equity securities.

U.S. Tax Treatment of Options and Awards

The following brief description of the tax consequences of stock options and other awards under the Plan is based on federal tax laws currently in effect and does not purport to be a complete description of such federal tax consequences.

Stock Options

There are no federal tax consequences either to the optionee or to the Company upon the grant of an ISO or NQSO.

ISO. On the exercise of an ISO, the optionee will not recognize any income and the Company will not be entitled to a tax deduction, although such exercise may give rise to alternative minimum tax liability for the optionee. Generally, if the optionee disposes of shares acquired upon exercise of an ISO within two years of the date of the grant or one year of the date of exercise, the optionee will recognize ordinary income, and the Company will be entitled to a tax deduction, equal to the excess of the fair market value of the shares on the date of exercise over the option price (limited generally to the gain on the sale). The balance of any gain, and any loss, will be treated as a capital gain or loss to the optionee. If the shares are disposed of after the foregoing holding requirements are met, the Company will not be entitled to any tax deduction, and the entire gain or loss for the optionee will be treated as a capital gain or loss.

NQSO. On exercise of an NQSO, the excess of the date-of-exercise fair market value of the shares acquired over the option price will generally be taxable to the optionee as ordinary income and is tax deductible by the Company. The disposition of shares acquired upon exercise of an NQSO will generally result in a capital gain or loss for the optionee, but will have no tax consequences for the Company.

Stock Appreciation Rights

Generally, the recipient of a stand-alone SAR will not recognize taxable income at the time the stand-alone SAR is granted. If an employee receives the appreciation inherent in the SARs in cash, the cash will be taxed as ordinary income to the employee at the time it is received. If an employee receives the appreciation inherent in the SARs in stock, the spread between the then current market value and the grant price will be taxed as ordinary income to the employee at the time it is received. In general, there will be no federal income tax deduction allowed to the Company upon the grant or termination of SARs. However, upon the exercise of a SAR, the Company will be entitled to a deduction equal to the amount of ordinary income the recipient is required to recognize as a result of the exercise.

Restricted Stock and Restricted Stock Units

Generally, the recipient of restricted stock or restricted stock units will not recognize any income upon receipt of the award unless the holder elects under Section 83(b) of the Code, within 30 days of receipt of the award, to recognize ordinary income in an amount equal to the fair market value of the restricted stock or restricted stock unit at the time of receipt, less any amount paid for the award. If the election is made, the holder will not be allowed a deduction for amounts subsequently required to be returned to the Company. If the election is not made, the holder will generally recognize ordinary income, on the date that the restrictions lapse, in an amount equal to the fair market value of the shares on such date, less any amount paid for the shares. At the time the holder recognizes ordinary income, the Company generally will be entitled to a deduction in the same amount. Generally, upon a sale or other disposition of restricted stock or a restricted stock unit with respect to which the holder has recognized ordinary income, the holder will recognize capital gain or loss in an amount equal to the difference between the amount realized on such sale or other disposition and the holder’s basis in such shares. Such gain or loss will be long-term gain or loss if the holding period for such shares is more than one year.

Performance Shares and Performance Units

Generally, the recipient of performance shares or performance units will not recognize income at the time of grant of the award if such award is subject to a substantial risk of forfeiture. Generally, at the time the substantial risk of forfeiture terminates with respect to a performance share or performance unit, the then fair market value of the stock will constitute ordinary income to the recipient. Subject to the applicable provisions of the Code, the Company generally will be entitled to a deduction in the same amount.

Company Tax Deduction

Generally, the Company’s tax deduction for all compensation paid to specified officers in any one year is limited to $1,000,000. It is anticipated that the Company’s deduction arising from an officer’s exercise of an award will be exempt from this limitation as certain outside director and shareholder approval requirements will be met.

For the reasons stated herein, the Board recommends that the stockholders vote for this proposal.

3.	Ratification of Independent Registered Public Accounting Firm

The Board requests that you ratify its selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for FactSet for the fiscal year ending August 31, 2005. If you do not ratify the selection of PricewaterhouseCoopers LLP, the Board will select another independent registered public accounting firm.

Representatives of PricewaterhouseCoopers LLP will be present at the Meeting and will have an opportunity to make a statement. They will also be available to respond to appropriate questions.

III.	Solicitation of Proxies

The Board solicits the proxy accompanying this Proxy Statement. Officers, Directors and regular supervisory and executive employees of FactSet, none of whom will receive any additional compensation for their services, may solicit proxies. Such solicitations may be made personally, or by mail, facsimile, telephone, telegraph or messenger. FactSet will reimburse persons holding shares of Common Stock in their names or in the names of nominees, but not owning such shares beneficially, such as brokerage houses, banks and other fiduciaries, for the expense of forwarding solicitation materials to their principals. FactSet will pay all of the costs of solicitation of proxies, estimated at approximately $35,000 for the printing and distribution of the proxies, which are mailed along with our annual report.

If you hold your shares through a bank, broker or other holder of record and share a single address and same last name with another stockholder, you may have received notice that only one Proxy Statement and Annual Report will be sent to your address unless you instructed the holder of record to the contrary. This practice, known as “householding”, reduces multiple mailings to your household and also reduces our printing and postage costs. However, if you wish to receive additional copies of our Proxy Statement or Annual Report, please contact our Investor Relations Department at 203-810-1000 or write to that department at our corporate headquarters address. If you hold your shares through a bank, broker or other holder of record, you can request householding by contacting the holder of record.

IV.	Vote Tabulation

Vote Required. Under the Delaware General Corporation Law, the election of FactSet’s Directors requires a plurality of the votes represented in person or by proxy at the Meeting and the ratification of the selection of independent public auditors requires that the votes in favor exceed the votes against. Mellon Investor Services will tabulate votes cast by proxy or in person at the Meeting.

Effect of an Abstention and Broker Non-Votes. If you abstain from voting on any or all proposals you will be included in the number of stockholders present at the Meeting for the purposes of determining the presence of a quorum. Abstentions will not be counted either in favor of or against the election of the nominees or other proposals. Under the rules of the National Association of Securities Dealers, brokers holding stock for the accounts of their clients who have not been given specific voting instructions as to a matter by their clients may vote their clients’ proxies at their own discretion.

V.	Proposals of Stockholders

Proposals of stockholders intended to be presented at the fiscal year 2005 Annual Meeting of Stockholders must be received by us, attention of Mr. Ernest S. Wong, FactSet’s Secretary, at our principal executive offices, no later than August 1, 2005, to be included in our fiscal year 2005 Proxy Statement.

VI.	Other Matters

The Board does not intend to bring any other business before the Meeting and so far as is known to the Board, no matters are to be brought before the Meeting except as specified in the notice of the Meeting. However, as to any other business, which may properly come before the Meeting, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

Ernest S. Wong Secretary Norwalk, Connecticut, November 10, 2004

Exhibit A

FACTSET RESEARCH SYSTEMS INC.

DATED December 22, 2004

2004 STOCK OPTION AND AWARD PLAN

Effective December 22, 2004

i

ii

8.	PERFORMANCE UNITS AND PERFORMANCE SHARES		A-11

	8.1	Grant of Performance Units or Shares	A-11

	8.2	Initial Value of Performance Units or Shares	A-11

	8.3	Performance Objectives and Other Terms	A-11

	8.4	General Performance Objectives	A-11

	8.5	Section 162(m) Performance Restrictions	A-11

	8.6	Earning of Performance Units or Shares	A-11

	8.7	Form and Timing of Payment	A-12

	8.8	Negative Discretion	A-12

	8.9	Extraordinary Events	A-12

9.	TAX WITHHOLDING		A-12

	9.1	Mandatory Tax Withholding	A-12

	9.2	Elective Share Withholding	A-12

10.	DEFERRED PAYMENTS		A-13

11.	TERMINATION OF EMPLOYMENT		A-13

	11.1	Termination for Cause	A-13

	11.2	Termination other than for Cause	A-13

12.	EFFECTS OF A CHANGE OF CONTROL		A-13

13.	NONCOMPETITION AND NONSOLICITATION		A-14

14.	MISCELLANEOUS		A-14

	14.1	Securities Law Matters	A-14

	14.2	Funding	A-14

	14.3	No Employment Rights	A-14

	14.4	Rights as a Stockholder	A-15

	14.5	Nature of Payments	A-15

	14.6	Nonuniform Determinations	A-15

	14.7	Amendment of the Plan	A-15

	14.8	Termination of the Plan	A-15

	14.9	No Illegal Transactions	A-15

	14.10	No Loans	A-15

	14.11	Assignment or Transfer	A-16

	14.12	Beneficiary Designation	A-16

	14.13	Cost and Expenses	A-16

	14.14	Fractional Shares	A-16

	14.15	Indemnification	A-16

	14.16	Severability	A-16

	14.17	Indemnification	A-16

	14.18	Successors	A-17

	14.19	Headings	A-17

	14.20	Number and Gender	A-17

	14.21	Controlling Law	A-17

iii

FactSet Research Systems Inc. (the Company) hereby establishes the FactSet Research Systems Inc. 2004 Stock Option and Award Plan (the Plan) effective December 22, 2004, subject to the approval of the Plan by the holders of a majority of the shares of the stock present in person or by proxy and voting at a duly called meeting of the stockholders of the Company.

1.	PURPOSE

The primary purpose of the Plan is to provide a means by which key employees of the Company and its Subsidiaries (as defined herein) can acquire and maintain stock ownership, thereby strengthening their commitment to the success of the Company and its Subsidiaries and their desire to remain employed by the Company and its Subsidiaries. The Plan also is intended to attract, employ, and retain key employees and to provide such employees with additional incentive and reward opportunities designed to encourage them to enhance the profitable growth of the Company and its Subsidiaries.

2.	DEFINITIONS

The following words and phrases, when used herein, unless their context clearly indicates otherwise, shall have the following respective meanings:

Affiliate means any corporation or any other entity (including, but not limited to, partnerships and joint ventures) controlling, controlled by, or under common control with the Company.

Award means a grant under the Plan of Options, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares or SARs.

Award Agreement means any written agreement, contract or other instrument or document evidencing any Award granted under the Plan, which may, but need not, be executed or acknowledged by a Grantee.

Board means the board of directors of the Company.

Cause means discharge of a Grantee (i) on account of fraud, embezzlement or other unlawful or tortious conduct, whether or not involving or against the Company or any Subsidiary or affiliate, (ii) for willful violation of a policy of the Company or any Subsidiary or affiliate, (iii) for serious and willful acts of misconduct detrimental to the business or reputation of the Company or any Subsidiary or affiliate or (iv) for “cause” or any like term as defined in any written employment contract with the Grantee. The determination of whether a discharge of a Grantee is for cause shall be determined in good faith by the Committee whose decision shall be final and binding.

Change of Control means that either of the following events shall have occurred: (a) a person, partnership, joint venture, corporation or other entity, or two or more of any of the foregoing acting as a group (or a “person” within the meaning of Section 13(d)(3) of the 1934 Act, other than the Company, a Subsidiary, or an employee benefit plan (or related trust) of the Company or a Subsidiary, become(s) the “beneficial owner” (as defined in Rule 13(d)(3) under the 1934 Act) of 20% or more of the then-outstanding voting stock of the Company; (b) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board (together with any new director whose election by the Board or whose nomination for election by the Company’s stockholders, was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors then in office; (c) all or substantially all of the business of the Company is disposed of pursuant to a merger, consolidation or other transaction in which the Company is not the surviving corporation or the Company combines with another company and is the surviving corporation (unless the shareholders of the Company immediately following such merger, consolidation, combination, or other transaction beneficially own, directly or indirectly, more than 50% of the aggregate voting stock or other ownership interests of (x) the entity or entities, if any, that succeed to the business of the Company or (y) the combined company); (d) the Company is a party to a merger, consolidation, sale of assets or other reorganization, or a proxy contest, as a consequence of which the Board in office immediately prior to such transaction or event constitutes less than a majority of the Board thereafter; or (e) the shareholders of the Company approve a sale of all or substantially all of the assets of the Company or a liquidation or dissolution of the Company.

Committee means the committee of the Board appointed pursuant to Section 4.1.

Company means FactSet Research Systems Inc., a Delaware corporation.

Disability means a disability of a nature that would qualify the Grantee for long-term benefits under the Company’s long-term disability plan.

Effective Date means December 22, 2004.

Fair Market Value of any Share, as of any applicable date, means (i) if Shares are then listed on a national securities exchange, the “fair market value” shall be the closing price for a Share on such exchange on the date in question, or, if there has been no sale of such security on that date, the closing price for a Share on such exchange on the last preceding business day on which such security was traded; or (ii) if Shares are then not listed on a national securities exchange, the “fair market value” shall be the mean of the bid and asked prices for a Share in the over the counter market as reported in the National Association of Securities Dealers Automatic Quotation System (NASDAQ) on that date, or, if there be no such quotation on that date, such prices on the last preceding business day on which there was such a quotation.

Freestanding SAR means a SAR that is granted independently of any Option.

Grant Date means, with respect to an Award, the date the Award was granted.

Grantee means an individual who has been granted an Award.

Incentive Stock Option means an Option to purchase Shares which is designated as an Incentive Stock Option and is intended to meet the requirements of Code Section 422.

Internal Revenue Code means the Internal Revenue Code of 1986, as amended, and any succeeding Internal Revenue Code, and references to sections herein shall be deemed to include any such section as amended, modified or renumbered.

1934 Act means the Securities and Exchange Act of 1934, as amended.

1933 Act means the Securities Act of 1933, as amended.

Nonqualified Stock Option means an Option to purchase Shares which is not intended to be an Incentive Stock Option.

Option means any incentive stock option or nonqualified stock option granted under the Plan.

Option Price means the per share purchase price of a Share subject to an Option.

Parent means any corporation (other than the Company) in an unbroken chain of corporations ending with the employer corporation if, at the time of granting an option, each of the corporations other than the employer corporation owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Performance Based Exception means the performance-based exception set forth in Internal Revenue Code Section 162(m)(4)(C) from the deductibility limitations of Code Section 162(m).

Performance Goals means the goals determined by the Committee, in its sole discretion, to be applicable to a Grantee with respect to an Award.

Performance Share means any Award granted under Section 8.

Performance Unit means any Award granted under Section 8.

Period of Restriction means the period during which Shares of Restricted Stock and Restricted Stock Units are subject to forfeiture and/or restrictions of transferability.

Plan means the FactSet Research Systems Inc. 2003 Stock Option and Award Plan as set forth herein and as it may from time to time be amended.

Restricted Stock means any Award granted under Section 7.

Restricted Stock Unit means any Award granted under Section 7.

SEC means the Securities and Exchange Commission.

Section 16 Grantee means a person subject to potential liability under Section 16(b) of the 1934 Act with respect to transactions involving equity securities of the Company.

Share means the Common Stock of the Company, par value $0.01 per share.

Stock Appreciation Right or SAR means an Award, granted alone or in connection with a related Option, that pursuant to Section 6 is designated as a SAR.

Subsidiary means a corporation as defined in Section 424(f) of the Internal Revenue Code with the Company being treated as the employer corporation for purposes of this definition.

10% Owner means a person who owns stock (including stock treated as owned under Section 424(d) of the Internal Revenue Code) possessing more than 10% of the total combined voting power of all classes of stock of the Company.

Tandem SAR means an SAR that is granted in connection with a related Option, the exercise of which shall require forfeiture of the right to purchase an equal number of Shares under the related Option (and when a Share is purchased under the Option, the SAR shall be cancelled to the same extent).

Termination of Employment occurs on the last day an individual is employed by the Company or any of its Subsidiaries or any Parent; notwithstanding the foregoing, for an individual who is an employee of a Subsidiary, the individual shall be deemed to have a Termination of Employment on the last day on which the Company owns voting securities possessing at least 50% of the aggregate voting power of such Subsidiary’s outstanding voting securities.

3.	SHARES SUBJECT TO THE PLAN

3.1	Number of Shares

Subject to adjustment as provided in Section 3.3, the total number of Shares available for grant under the Plan shall not exceed 5,000,000. Any Shares issued in connection with Awards other than Options and Stock Appreciation Rights shall be counted against the 5,000,000 limit described above as two and one-half (2-1&sol;2) Shares for every one Share issued in connection with such Award or by which the Award is valued by reference. No Employee shall be granted Options, Stock Appreciation Rights or other Awards (counted, as described above, as two and one-half (2-1&sol;2) Shares awarded for every one Share issued in connection with such Award or by which the Award is valued by reference) in any calendar year covering more than 250,000 Shares. Shares granted under the Plan may be either authorized but unissued Shares or treasury Shares. No more than 5,000,000 shares may be issued in the form of Incentive Stock Options.

3.2	Lapsed Awards

If an Award terminates, expires or lapses, for any reason, any Shares subject to such Award again shall be available to be the subject of an Award.

3.3	Adjustments in Awards and Authorized Shares

In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, Share combination, or other change in the corporate structure of the Company affecting the Shares, the Committee shall adjust the number and class of Shares which may be delivered under the Plan, the number, class and price of Shares subject to outstanding Awards, and the numerical limits of 5.1, 6.1, 7.1 and 8.1, in such manner as the Committee (in its sole discretion) shall determine to be appropriate to prevent the dilution or diminution of such Awards and any such adjustment may, in the sole discretion of the Committee, take the form of Options covering more than one class of Shares. Notwithstanding the preceding, the number of Shares subject to any Award always shall be a whole number. Any such adjustment shall be conclusive and binding for all purposes of the Plan.

3.4	Awards Granted to Non-US Employees

Awards may be granted to Grantees who are foreign nationals or employed outside the United States, or both. Notwithstanding any provisions of the Plan to the contrary, in order to foster and promote achievement of the purposes of the Plan or to comply with provisions of laws in other countries in which the Company operates or has employees, the Committee, in its sole discretion, shall have the power and authority to (i) determine which individuals (if any) employed by the Company outside the United States are eligible to participate in the Plan, (ii) modify the terms and conditions of any Awards made to Grantees, and (iii) establish subplans and modified Option exercise procedures and other Award terms and procedures to the extent such actions may be necessary or advisable. Awards to such individuals may be made on such terms and conditions different from those applicable to employees employed in the United States as may, in the judgment of the Committee, be necessary or desirable in order to recognize differences in local law or tax policy. The Committee may also impose conditions on the exercise or vesting of Awards in order to minimize the Company’s obligation with respect to tax equalization for employees on assignment outside their home country.

3.5	Share Counting

The following shall apply in determining the number of Shares remaining available for grant under this Plan:

(a)	In connection with the granting of an Option or other Award (other than a Performance Unit denominated in dollars), the number of Shares available for issuance under this Plan shall be reduced by the number of Shares in respect of which the Option or Award is granted or denominated, pursuant to Section 3.1; provided, however, that where a SAR is settled in Shares, the number of Shares available for issuance under this Plan shall be reduced only by the number of Shares issued in such settlement.

(b)	If any Option is exercised by tendering Shares to the Company as full or partial payment of the exercise price, the number of Shares available for issuance under this Plan shall be increased by the number of Shares so tendered.

(c)	Whenever any outstanding Option or other Award (or portion thereof) expires, is cancelled, is forfeited, is settled in cash or is otherwise terminated for any reason without having been exercised or payment having been made in respect of the entire Option or Award, the Shares allocable to the expired, cancelled, forfeited, settled or otherwise terminated portion of the Option or Award may again be the subject of Options or Awards granted under this Plan.

4.	ADMINISTRATION

4.1	Administrative Committee

The Plan shall be administered by the Compensation Committee (the Committee) of the Board, which shall consist of not less than two persons who are directors of the Company, each of whom shall qualify as (i) an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code and (ii) a

“non-employee director” within the meaning of Rule 16b-3 promulgated under Section 16(b) of the 1934 Act, or, (iii) if there are less than two persons who so qualify, then the Committee shall consist of all the directors serving on the Board.

4.2	Authority of the Committee

The Committee shall have full and final authority, in its discretion, but subject to the express provisions of the Plan, as follows:

(a)	to grant Awards and to select the persons to be granted Awards;

(b)	to determine (1) when Awards may be granted and any conditions which must be satisfied before an Award is made and (2) what types of Awards will be granted and the size and terms thereof;

(c)	to interpret the Plan and to make all determinations necessary or advisable for the administration of the Plan;

(d)	to establish objectives and conditions for earning Awards;

(e)	to establish objectives and conditions for earning Awards;

(f)	to determine whether an Award shall be evidenced by an agreement and, if so, to determine the terms of such agreement (which shall not be inconsistent with the Plan) and who must sign such agreement;

(g)	to determine whether the conditions for earning an Award have been met and whether an Award will be paid at the end of the performance period;

(h)	to determine if and when an Award may be deferred;

(i)	to determine whether the amount or payment of an Award should be reduced or eliminated;

(j)	to determine the guidelines and/or procedures for the payment or exercise of Awards; and

(k)	to determine whether an Award should qualify, regardless of its amount, as deductible in its entirety for federal income tax purposes, including whether any Awards granted Named Executive Officers comply with the Performance Based Exception under Internal Revenue Code Section 162(m).

(l)	to prescribe, amend, and rescind rules relating to the Plan;

(m)	to determine, subject to the terms of the Plan, the terms and provisions of the written agreements by which all Awards shall be granted and, with the consent of the Grantee, to modify any such Award Agreement at any time; and

(n)	to impose such additional conditions, restrictions, and limitations upon the grant, exercise or retention of Awards as the Committee may, before or concurrently with the grant thereof, deem appropriate.

The determination of the Committee on all matters relating to the Plan or any Award or Award Agreement shall be conclusive, final. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award and binding on all parties concerned, including the Company, its stockholders and any person receiving an Award under the Plan.

To the extent not prohibited by law, the Committee may delegate its authority hereunder and may grant authority to employees or designate employees of the Company to execute documents on behalf of the Committee or to otherwise assist the Committee in the administration and operation of the Plan.

5.	STOCK OPTIONS

5.1	Grant of Options

Subject to the terms and provisions of the Plan, Options may be granted to employees of the Company or its Subsidiaries at any time and from time to time as determined by the Committee in its sole discretion. In selecting the individuals to whom Options may be granted, in determining the number of Shares subject to each Option, and in determining the other terms and conditions applicable to each Option, the Committee shall take into consideration such factors as it deems relevant in promoting the purposes of the Plan. The Committee, in its sole discretion, may grant Incentive Stock Options, Nonqualified Stock Options, or a combination thereof.

5.2	General Conditions

(a)	The Grant Date of an Option shall be the date on which the Committee grants the Option or such later date as specified in advance by the Committee.

(b)	The term of each Option shall be a period of not more than seven years from the Grant Date, and shall be subject to earlier termination as herein provided.

(c)	A Grantee may, if otherwise eligible, be granted additional Options.

(d)	No Option may be granted more than 10 years from the earlier of the date the Plan is adopted or the date the Plan is approved by the Stockholders of the Company.

(e)	At any time after any Option becomes exercisable, the Committee shall have the right to elect, in its sole discretion and without the consent of the holder thereof, to cancel such Option and to cause the Company to pay to the Grantee the excess of the Fair Market Value of the Shares covered by such Option over the Option Price of such Option at the date the Committee provides written notice (the “Buy Out Notice”) of its intention to exercise such right. Buy outs pursuant to this provision shall be effected by the Company as promptly as possible after the date of the Buy Out Notice. Payments of buy out amounts may be made in cash, in Shares, or partly in cash and partly in Shares, as the Committee deems advisable. To the extent payment is made in Shares, the number of Shares shall be determined by dividing the amount of the payment to be made by the Fair Market Value of a Share at the date of the Buy Out Notice.

5.3	Option Price

No later than the Grant Date of any Option, the Committee shall determine the Option Price of such Option. Subject to Section 6.3 with respect to Incentive Stock Options, the Option Price of an Option shall be at such price (which may not be less than 100% of the Fair Market Value of a Share on the Grant Date unless the Option was granted through the assumption of, or in substitution for, outstanding awards previously granted to individuals who became employees of the Company as a result of a merger, consolidation, acquisition or other corporate transaction involving the Company), as the Committee, in its discretion, shall determine.

5.4	Grant of Incentive Stock Options

At the time of the grant of any Option, the Committee may designate that such Option shall be made subject to additional restrictions to permit it to qualify as an Incentive Stock Option. Any Option designated as an Incentive Stock Option:

(a)	shall have an Option Price of (1) not less than 100% of the Fair Market Value of a Share on the Grant Date or (2) in the case of a 10% Owner, not less than 110% of the Fair Market Value of a Share on the Grant Date;

(b)	shall be for a period of not more than seven years (five years, in the case of a 10% Owner) from the Grant Date, and shall be subject to earlier termination as provided herein or in the applicable Award Agreement;

(c)	shall not have an aggregate Fair Market Value (determined for each Incentive Stock Option at its Grant Date) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by such Grantee during any calendar year (under the Plan and any other employee stock option plan of the Grantee’s employer or any Parent or Subsidiary thereof (Other Plans)), determined in accordance with the provisions of Section 422 of the Internal Revenue Code, which exceeds $100,000 (the $100,000 Limit);

(d)	shall, if the aggregate Fair Market Value of the Shares (determined on the Grant Date) with respect to all Incentive Stock Options previously granted under the Plan and any Other Plans (Prior Grants) and any Incentive Stock Options under such grant (the Current Grant) which are exercisable for the first time during any calendar year would exceed the $100,000 Limit, be exercisable as a separate Nonqualified Stock Option at such date or dates as are provided in the Current Grant;

(e)	shall be granted within 10 years from the earlier of the date the Plan is adopted or the date the Plan is approved by the stockholders of the Company; and

(f)	shall require the Grantee to notify the Committee of any disposition of any Shares issued pursuant to the exercise of the Incentive Stock Option within two years of the date of grant or within one year of the date of exercise (except in the event of the death of the Grantee), within 10 days of such disposition.

Notwithstanding the foregoing and Section 4.2(e), the Committee may, without the consent of the Grantee, at any time before the exercise of an Option (whether or not an Incentive Stock Option), take any action necessary to prevent such Option from being treated as an Incentive Stock Option.

5.5	Substitute Options

Subject to Section 5.9, if the Committee cancels any Option granted under this Plan, (or any plan of any entity acquired by the Company or any of its Subsidiaries), and a new Option is substituted therefor, then the Committee may, in its discretion, determine the terms and conditions of such new Option and may, in its discretion, provided that the grant date of the canceled option shall be the date used to determine the earliest date or dates for exercising the new substituted Option under Section 5.7 hereof so that the Grantee may exercise the substituted Option at the same time as if the Grantee had held the substituted Option since the grant date of the canceled option; provided that no Option shall be canceled without the consent of the Grantee if the terms and conditions of the new Option to be substituted are not at least as favorable as the terms and conditions of the Option to be canceled.

5.6	Nontransferability

Unless the Committee shall otherwise determine, each Option granted hereunder shall by its terms not be assignable or transferable other than by will or the laws of descent and distribution and may be exercised, during the Grantee’s lifetime, only by the Grantee. With the approval of the Committee, an option may be transferred by gift to any member of the Grantee’s immediate family or to a trust for the benefit of one or more such immediate family members. For purposes of this Section 5.6, “immediate family” shall mean the Grantee’s spouse, children and grandchildren, parents, grandparents, former spouses, siblings, nieces, nephews, parents-in-law, sons-in-law, daughters-in-law, brothers-in-law, sisters-in-law, including adoptive or step relationships and any person sharing the employee’s household (other than as a tenant or employee).

5.7	Exercise of Options

Subject to Sections 4.2(f), 10 and 11 and such terms and conditions as the Committee may impose, each Option shall be exercisable in such manner as the Committee, in its discretion, shall determine as set forth in the Award Agreement. Each Option shall be exercised by delivery to the Company of a written notice of intent to purchase (in such form as prepared by the Committee) a specific number of Shares subject to the Option. The Option Price of any Shares shall be paid in full at the time of the exercise.

5.8	Payment of Option Price

In the discretion of the Committee, a Grantee may pay the Option Price payable upon the exercise of an Option in cash, previously acquired Shares valued at its Fair Market Value on the business day next preceding the date of exercise, or any combination thereof. Payments in Shares shall be made by delivery of (i) stock certificates in negotiable form or (ii) a completed attestation form prescribed by the Company setting forth the whole Shares of stock owned by the holder which the holder wishes to utilize to satisfy the exercise price. If certificates representing Shares are used to pay all or part of the purchase price of an Option, a separate certificate shall be delivered by the Company representing the same number of Shares as each certificate so used, and an additional certificate shall be delivered representing the additional Shares to which the holder of the Option is entitled as a result of the exercise of the Option. No previously acquired Shares may be used by a Grantee unless such Shares were acquired in the open market or have been held by the Grantee for at least six months.

5.9	Prohibition Against Repricing

Except for adjustments made pursuant to Section 3.3, in no event shall the Committee have the right to amend an outstanding Award, or cancel an outstanding Award and issue a new Award, for the sole purpose of reducing the exercise price thereunder.

6.	STOCK APPRECIATION RIGHTS

6.1	Grant of SARs

Subject to the terms and conditions of the Plan, a SAR may be granted to Employees of the Company or its Subsidiaries at any time or from time to time as determined by the Committee in its sole discretion. SARs may be granted alone or in tandem with Options.

6.2	Number of Shares

The Committee shall have complete discretion to determine the number of SARs granted to any Grantee.

6.3	Exercise Price and Other Terms

The Committee, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of SARs granted under the Plan; however, the exercise price of a Freestanding SAR shall be not less than 100% of the Fair Market Value of a Share on the Grant Date. The exercise price of Tandem SARs shall equal the Option Price of the related Option.

6.4	Exercise of Tandem SARs

Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable. With respect to a Tandem SAR granted in connection with an Incentive Stock Option: (a) the Tandem SAR shall expire no later than the expiration of the underlying Incentive Stock Option; (b) the value of the payout with respect to the Tandem SAR shall be for no more than one hundred percent (100%) of the difference between the

Option Price of the underlying Incentive Stock Option and the Fair Market Value of the Shares subject to the underlying Incentive Stock Option at the time the Tandem SAR is exercised; and (c) the Tandem SAR shall be exercisable only when the Fair Market Value of the Shares subject to the Incentive Stock Option exceeds the Option Price of the related Incentive Stock Option.

6.5	Exercise of Freestanding SARs

Freestanding SARs shall be exercisable on such terms and conditions as the Committee, in its sole discretion, shall determine.

6.6	Payment of SAR Amount

Upon exercise of an SAR, a Grantee shall be entitled to receive payment from the Company in an amount determined by multiplying (a) the difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times (b) the number of Shares with respect to which the SAR is exercised. At the discretion of the Committee, the payment upon SAR exercise may be in cash, Shares or a combination thereof.

6.7	Term of SARs

The term of a SAR shall be determined by the Committee in its sole discretion, but in no event shall the term exceed seven (7) years from the date of grant.

7.	RESTRICTED STOCK AND RESTRICTED STOCK UNITS

7.1	Grant of Restricted Stock and Restricted Stock Units

Subject to the terms and conditions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock or Restricted Stock Units to employees of the Company or its Subsidiaries in such amounts as the Committee, in its sole discretion, shall determine.

7.2	Transferability

Shares of Restricted Stock and Shares received in respect of Restricted Stock Units may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

7.3	Restrictions

Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee, in its sole discretion, may deem advisable or appropriate, including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property, which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate. If the vesting conditions applicable to an Award of Restricted Stock or Restricted Stock Units relate exclusively to the passage of time and continued employment, such time period shall consist of not less than 36 months, except for in the event of a Change of Control. The Committee may also set restrictions based upon the achievement of specific performance objectives (Company-wide, divisional, or individual), applicable federal or state securities laws, or any other basis determined by the Committee in its discretion, and may require recipients of Shares of Restricted Stock or Restricted Stock Units to pay a stipulated purchase price for such Shares of Restricted Stock or Restricted Stock Units.

7.4	Section 162(m) Performance Restrictions

For purposes of qualifying Awards of Restricted Stock and Restricted Stock Units as “performance-based compensation” under Code Section 162(m), the Committee, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals may be set by the Committee on or before the latest date permissible to enable the Restricted Stock or Restricted Stock Units to qualify as “performance-based” compensation under Code Section 162(m).

7.5	Legend on Certificates or Book-Entry Registration for Restricted Shares

Any Share of Restricted Stock granted under the Plan may be evidenced in such manner as the Committee may deem appropriate including, without limitation, book entry registration or issuance of a stock certificate or certificates. In the event that any stock certificate is issued in respect of Shares of Restricted Stock granted under the Plan, such certificate shall be registered in the name of the Grantee and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

7.6	Termination of Employment

Except as otherwise determined by the Committee, upon termination of employment or cessation of services with the Company for any reason during the Period of Restriction, all Shares of Restricted Stock and all Restricted Stock Units still, in either case, subject to restriction shall be forfeited and reacquired at no cost by the Company; provided, however, that the Committee may, in its sole discretion, when it finds that a waiver may be in the best interests of the Company, waive in whole or in part any remaining restrictions with respect to Shares of Restricted Stock or and Restricted Stock or Restricted Stock Units.

7.7	Payment in Respect of Restricted Units

Restricted Unites that become payable in accordance with their terms and conditions shall be settled in cash, Shares, or a combination of cash and Shares, as determined by the Committee.

7.8	No Disposition During Period of Restriction

During the Period of Restriction, Shares of Restricted Stock may not be sold, assigned, transferred or otherwise disposed of, or mortgaged, pledged or otherwise encumbered. In order to enforce the limitations imposed upon Awards of Restricted Stock, the Committee may (a) cause a legend or legends to be placed on any certificates relating to Shares of Restricted Stock subject to an Award, and/or (b) issue “stop transfer” instructions, as it deems necessary or appropriate.

7.9	Dividend and Voting Rights

Unless otherwise determined by the Committee, during the Period of Restriction, Grantees who hold Shares of Restricted Stock or Restricted Units shall not have the right to receive dividends in cash or other property or other distribution or rights in respect of such shares, and Grantees who hold Restricted Stock shall have the right to vote such Shares as the record owner thereof.

7.10	Share Certificates

Each certificate issued for Shares of Restricted Stock shall be registered in the name of the Grantee and deposited with the Company or its designee. At the end of the Period of Restriction, a certificate representing the number of Shares to which the Grantee is then entitled shall be delivered to the Grantee free and clear of the restrictions. No certificate shall be issued with respect to a Restricted Unit unless and until such unit is paid in Shares.

8.	PERFORMANCE UNITS AND PERFORMANCE SHARES

8.1	Grant of Performance Units or Shares

Subject to the terms and provisions of the Plan, Performance Units and Performance Shares may be granted to employees of the Company or its Subsidiaries at any time and from time to time as determined by the Committee in its sole discretion.

8.2	Initial Value of Performance Units or Shares

Each Performance Unit shall have an initial value that is established by the Committee on or before the Grant Date. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the Grant Date.

8.3	Performance Objectives and Other Terms

The Committee shall set performance objectives in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units or Shares that will be paid out to any Grantee. The applicable time period established by the Committee, in its sole discretion, during which the performance objectives must be met shall be called the “Performance Period”.

8.4	General Performance Objectives

The Committee may set Performance Goals based upon the achievement of Company-wide, Subsidiary, departmental, regional, functional, divisional, business unit or individual goals, applicable federal or state securities laws, or any other basis (including, without limitation, relative to the performance of other corporations) determined by the Committee in its sole discretion.

8.5	Section 162(m) Performance Restrictions

For purposes of qualifying Awards of Performance Units or Performance Shares for the Performance Based Exception under Internal Revenue Code Section 162(m), the Committee, in its discretion, may determine that the performance objectives applicable to Performance Units or Performance Shares shall be based on the achievement of Performance Goals. The Performance Goals may be set by the Committee on or before the latest date permissible to enable the Performance Units or Performance Shares to qualify as “performance-based” compensation under Code Section 162(m). With respect to any Award that is intended to satisfy the conditions for the Performance Based Exception under Internal Revenue Code Section 162(m): (A) the Committee shall interpret the Plan and this Section 8 in light of Internal Revenue Code Section 162(m) and the regulations thereunder; (B) the Committee shall have no discretion to amend the Award in any way that would adversely affect the treatment of the Award under Internal Revenue Code Section 162(m) and the regulations thereunder; and (C) such Award shall not be paid until the Committee shall first have certified that the Performance Goals have been achieved.

8.6	Earning of Performance Units or Shares

After the applicable Performance Period has ended, the Grantee shall be entitled to receive a payout of the number of Performance Units or Performance Shares earned by the Grantee over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives have been achieved. After the grant of a Performance Unit or Performance Share, the Committee, in its sole discretion, when it finds that a waiver may be in the best interests of the Company, may reduce or waive any performance objectives for such Performance Unit or Performance Share.

8.7	Form and Timing of Payment

Payment of earned Performance Units or Performance Shares shall be made as soon as practicable after the expiration of the applicable Performance Period. The Committee, in its sole discretion, may pay such earned Awards in cash, Shares, or a combination thereof.

8.8	Negative Discretion

Notwithstanding the achievement of any Performance Goals established under this Plan, the Committee has the discretion by Grantee, to reduce some or all of an Award that would otherwise be paid.

8.9	Extraordinary Events

At, or at any time after, the time an Award is granted, and to the extent permitted under Internal Revenue Code Section 162(m) and the regulations thereunder without adversely affecting the treatment of the Award under the Performance Based Exception, the Committee may provide for the manner in which performance will be measured against the Performance Goals (or may adjust the Performance Goals) to reflect the impact of specific corporate transactions, accounting or tax law changes and other extraordinary and nonrecurring events.

9.	TAX WITHHOLDING

9.1	Mandatory Tax Withholding

Whenever under the Plan, cash or Shares pursuant to an Award are to be delivered to an individual who is either a U.S. citizen or is otherwise subject to U.S. Federal Income Taxes upon exercise or payment of an Award, the Company shall be entitled to require as a condition of delivery (i) that the Grantee remit an amount sufficient to satisfy all federal, state, and local withholding tax requirements related thereto, (ii) the withholding of such sums from compensation otherwise due to the Grantee or from any Shares or cash due to the Grantee under the Plan, or (iii) any combination of the foregoing; or

If any disqualifying disposition described in Section 5.4(f) is made with respect to Shares acquired under an Incentive Stock Option granted pursuant to the Plan, then the person making such disqualifying disposition shall remit to the Company an amount sufficient to satisfy all federal, state, and local withholding taxes thereby incurred; provided that, in lieu of or in addition to the foregoing, the Company shall have the right to withhold such sums from compensation otherwise due to the Grantee or from any Shares due to the Grantee under the Plan.

9.2	Elective Share Withholding

Subject to this Section 9.2, a Grantee may elect the withholding (Share Withholding) by the Company of a portion of the Shares otherwise deliverable to such Grantee upon the exercise of an Award (Taxable Event) having a Fair Market Value equal to the minimum amount necessary to satisfy required federal, state, or local withholding tax liability attributable to the Taxable Event.

(a)	Each Share Withholding election by a Grantee shall be subject to the following restrictions:

(i)	any Grantee’s election shall be subject to the Committee’s right to revoke such election of Share Withholding by such Grantee at any time before the Grantee’s election if the Committee has reserved the right to do so in the Award Agreement;

(ii)	if the Grantee is a Section 16 Grantee, such Grantee’s election shall be subject to the disapproval of the Committee at any time, whether or not the Committee has reserved the right to do so;

(iii)	the Grantee’s election must be made before the date (the Tax Date) on which the amount of tax to be withheld is determined; and

(iv)	the Grantee’s election shall be irrevocable.

10.	DEFERRED PAYMENTS

Subject to the terms of this Plan and applicable law, the Committee may determine that all or a portion of any Award to Grantee, whether it is to be paid in cash, Shares or a combination thereof, shall be deferred or may, in its sole discretion, approve deferral elections made by Grantees. Deferrals shall be for such periods and upon such terms as the Committee may determine in its sole discretion; provided, however, that no deferral shall be permitted to the extent that any such deferral would adversely affect the tax treatment of any outstanding Awards under applicable law.

11.	TERMINATION OF EMPLOYMENT

11.1	Termination for Cause

If the Grantee has a Termination of Employment for Cause, any unexercised Award shall terminate immediately upon the Grantee’s Termination of Employment.

11.2	Termination other than for Cause

If the Grantee has a Termination of Employment for any reason other than Cause, then any unexercised Award, to the extent exercisable on the date of the Grantee’s Termination of Employment, may be exercised as follows:

(a) Death. If the Grantee’s Termination of Employment is caused by the death of the Grantee, then any unexercised Award to the extent exercisable on the date of the Grantee’s death, may be exercised in whole or in part, at any time within one year after the Grantee’s death by the Grantee’s personal representative or by the person to whom the Award is transferred by will or the applicable laws of descent and distribution, but in no event beyond the scheduled expiration of the Award;

(b) Disability. If the Grantee’s Termination of Employment is on account of the Disability of the Grantee, then any unexercised Award to the extent exercisable at the date of such Termination of Employment, may be exercised, in whole or in part, at any time within one year after the date of such Termination of Employment; provided, however, that, if the Grantee dies after such Termination of Employment and before the end of such one year period, such Award may be exercised by the deceased Grantee’s personal representative or by the person to whom the Award is transferred by will or the applicable laws of descent and distribution within one year after the Grantee’s Termination of Employment, or, if later, within 180 days after the Grantee’s death, but in no event beyond the scheduled expiration of the Award; and

(c) Other. If the Grantee’s Termination of Employment is for any reason other than Cause, death or Disability, then any unexercised Award, to the extent exercisable at the date of such Termination of Employment, may be exercised, in whole or in part, at any time within three months after such Termination of Employment; provided, however, that if the Grantee dies within such three-month period following such termination of Employment, such Award may be exercised by the deceased Grantee’s personal representative or by the person to whom the Award is transferred by will or the applicable laws of descent and distribution within 180 days of the Grantee’s death, but in no event beyond the scheduled expiration of the Award.

12.	EFFECTS OF A CHANGE OF CONTROL

Notwithstanding any other provisions of the Plan or any Award Agreement, upon the occurrence of a Change of Control, (i) all Awards granted under the Plan to a Grantee which have not been exercised, which have not expired by their terms, or for which restrictions have not yet lapsed shall immediately be fully exercisable for the remainder of their respective terms and all restrictions shall lapse and conditions deemed satisfied, and (ii) the Committee may, in its sole discretion, determine that such Awards be immediately terminated in which case the Grantee will be paid an amount in cash (subject to any applicable withholding taxes) in respect of each Award equal to the difference between the Fair Market Value of a Share and the exercise price of such Award.

13.	NONCOMPETITION AND NONSOLICITATION

During the period of the Grantee’s employment and for two years thereafter, the Grantee shall not, directly or indirectly, (a) own, manage, operate, join or control, be employed by or participate in the ownership, management, operation or control of, or be a consultant to or connected in any other manner with, any business, firm or corporation which is similar to or competes with a principal business of the Company or its Subsidiaries (a Competitive Activity) or (b) for himself or any person or business entity, induce or attempt to induce any employee of the Company or a Subsidiary to terminate employment with the Company or a Subsidiary or solicit, entice, take away or employ any person employed by the Company or a Subsidiary (Solicitation). For these purposes, the Grantee’s ownership of securities of a public company not in excess of one percent of any class of such securities shall not be considered to be competition with the Company or its Subsidiaries. If the Grantee shall engage in a Competitive Activity or Solicitation, as determined by the Committee in good faith (a) all Options then held by the Grantee shall expire as of the date that the Grantee first engaged in such Competitive Activity or Solicitation, (b) the Company shall have the right to acquire any shares of Stock then owned by the Grantee as the result of the exercise of an Award at a price equal to the lesser of (i) the Fair Market Value of such Shares or (ii) the aggregate exercise price paid therefor by the Grantee, and (c) the Company shall have the right to require the Grantee to return to the Company any other gain (whether or not realized) the Grantee had on the exercise of any Awards granted under this Stock Option and Award Plan (that is, the amount by which, at the time of the exercise of any Award, the Fair Market Value of the Shares to be received was greater than the aggregate exercise price paid therefor by the Grantee).

14.	MISCELLANEOUS

14.1	Securities Law Matters

(a) If the Committee deems it necessary to comply with the 1933 Act and there is not In effect a registration statement under the 1933 Act relating to the Shares to be acquired pursuant to the Award, the Committee may require a written investment intent representation by the Grantee and may require that a restrictive legend be affixed to certificates for Shares.

(b) If based upon the opinion of counsel for the Company, the Committee determines that the exercise or nonforfeitability of, or delivery of benefits pursuant to, any Award would violate any applicable provision of (1) federal or state securities law or (2) the listing requirements of any securities exchange on which are listed any of the Company’s equity securities, then the Committee may postpone any such exercise, nonforfeitability or delivery, as the case may be, but the Company shall use its best efforts to cause such exercise, nonforfeitability or delivery to comply with all such provisions at the earliest practicable date. The Committee’s authority under this Section 13.1(b) shall expire on the date of any Change of Control.

14.2	Funding

Benefits payable under the Plan to any person shall be paid directly by the Company. The Company shall not be required to fund, or otherwise segregate assets to be used for, benefits under the Plan.

14.3	No Employment Rights

Neither the establishment of the Plan nor the granting of any Award shall be construed to (i) give any Grantee the right to remain employed by the Company or any of its Subsidiaries or to any benefits not specifically provided by the Plan or (ii) in any manner modify the right of the Company or any of its Subsidiaries to modify, amend, or terminate any of its employee benefit plans.

14.4	Rights as a Stockholder

A Grantee shall not, by reason of any Award have any right as a stockholder of the Company with respect to the Shares which may be deliverable upon exercise of such Award until such Shares have been delivered to him. As a condition of exercise, a Grantee will be required to execute a stockholder agreement if any such agreement is then in effect with respect to the Shares.

14.5	Nature of Payments

Any and all grants or deliveries of Shares hereunder shall constitute special incentive payments to the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for the purposes of determining any pension, retirement, death or other benefits under (i) any pension, retirement, profit sharing, bonus, life insurance or other employee benefit plan of the Company or any of its Subsidiaries or (ii) any agreement between the Company or any Subsidiary, on the one hand, and the Grantee, on the other hand, except as such plan or agreement shall otherwise expressly provide.

14.6	Nonuniform Determinations

Neither the Committee’s nor the Board’s determinations under the Plan need be uniform and may be made by the Committee or the Board selectively among persons who receive, or are eligible to receive, Awards (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations and to enter into non-uniform and selective Award Agreements as to (a) the identity of the Grantees, (b) the terms and provisions of Awards, and (c) the treatment, under Section 10, of Terminations of Employment. Notwithstanding the foregoing, the Committee’s interpretation of Plan provisions shall be uniform as to similarly situated Grantees.

14.7	Amendment of the Plan

The Board may from time to time in its discretion amend or modify the Plan without the approval of the stockholders of the Company, except as such stockholder approval may be required (a) to permit transactions in Shares pursuant to the Plan to be exempt from liability under Section 16(b) of the 1934 Act or (b) under the listing requirements of any securities exchange on which are listed any of the Company’s equity securities.

14.8	Termination of the Plan

The Plan shall terminate on the tenth anniversary of the Effective Date or at such earlier time as the Board may determine. Any termination, whether in whole or in part, shall not affect any Award or Award Agreement then outstanding under the Plan.

14.9	No Illegal Transactions

The Plan and all Awards granted pursuant to it are subject to all laws and regulations of any governmental authority which may be applicable thereto; and notwithstanding any provision of the Plan or any Award, Grantees shall not be entitled to exercise Awards or receive the benefits thereof and the Company shall not be obligated to deliver any Shares or pay any benefits to a Grantee if such exercise, delivery, receipt or payment of benefits would constitute a violation by the Grantee or the Company of any provision of any such law or regulation.

14.10	No Loans

No loans from the Company to Grantee shall be permitted under this Plan.

14.11	Assignment or Transfer

Unless the Committee shall specifically determine otherwise, no Award under the Plan or any rights or interest therein shall be transferable other than by will or the laws of descent and distribution and shall be exercisable, during the Grantee’s lifetime, only by the Grantee. Once awarded, the Shares received by a Grantee may be freely transferred, assigned, pledged or otherwise subjected to lien, subject to the restrictions imposed by the 1933 Act, Section 16 of the 1934 Act and the Company’s insider trading policy (if any), each as amended from time to time.

14.12	Beneficiary Designation

To the extent allowed by the Committee, each Grantee under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named on a contingent or successive basis) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Unless the Committee determines otherwise, each such designation shall revoke all prior designations by the same Grantee, shall be in a form prescribed by the Committee, and will be effective only when filed by the Grantee in writing with the Company during the Grantee’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Grantee’s death shall be paid to the Grantee’s estate.

14.13	Cost and Expenses

The cost and expenses of administering the Plan shall be borne by the Company and not charged to any Award or to any Grantee unless the Committee otherwise determines in its sole discretion.

14.14	Fractional Shares

Fractional Shares shall not be issued or transferred under an Award, but the Committee may pay cash in lieu of a fraction or round the fraction, in its discretion.

14.15	Indemnification

Provisions for the indemnification of officers and directors of the Company in connection with the administration of the Plan shall be as set forth in the Company’s Certificate of Incorporation and Bylaws as in effect from time to time.

14.16	Severability

If all or any part of the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate any portion of the Plan not declared to be unlawful or invalid. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

14.17	Indemnification

Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from (a) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Award Agreement, and (b) from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

14.18	Successors

All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all the business or assets of the Company.

14.19	Headings

The headings of Articles and Sections are included solely for convenience of reference, and if there is any conflict between such headings and the text of this Plan, the text shall control.

14.20	Number and Gender

When appropriate the singular as used in this Plan shall include the plural and vice versa, and the masculine shall include the feminine.

14.21	Controlling Law

The laws of the State of Connecticut, except its laws with respect to choice of laws, shall be controlling in all matters relating to the Plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE THREE NOMINEES, FOR PROPOSAL 2 AND FOR PROPOSAL 3.	Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

WITHHELD
1. TO ELECT THREE (3) MEMBERS TO THE BOARD OF DIRECTORS OF FACTSET RESEARCH SYSTEMS INC.	FOR ☐	FOR ALL ☐	2. TO APPROVE THE 2004 STOCK OPTION AND AWARD PLAN.	FOR ☐	AGAINST ☐	ABSTAIN ☐
Nominees: 01 Joseph E. Laird, Jr. 02 James J. McGonigle 03 Charles J. Synder			3. TO RATIFY THE APPOINTMENT OF THE ACCOUNTING FIRM OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2005.	FOR ☐	AGAINST ☐	ABSTAIN ☐

Withheld for the nominees you list below: (Write that nominee’s name in the space provided below.)

_____________________________________________________

_____________________________________________________

4.  TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT OF THE ANNUAL MEETING.

Consenting to receive all future annual meeting materials and shareholder communications electronically is simple and fast! Enroll today at www.melloninvestor.com/isd for secure online access to your proxy materials, statements, tax documents and other important shareholder correspondence.

Signature	Signature	Date

Please sign exactly as your name appears on this card. If shares are registered in more than one name, the signatures of all such persons are required. A corporation should sign in its full corporate name by a duly authorized officer, stating such officer’s title. Trustees, guardians, executors and administrators should sign in their official capacity giving their full title as such. A partnership should sign in the partnership name by an authorized person, stating such person’s title and relationship to the partnership.

Δ FOLD AND DETACH HERE Δ

Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 p.m.

Eastern Standard Time on December 20, 2004.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet		Telephone		Mail
http://www.eproxy.com/fds Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	1-800-435-6710 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,

you do NOT need to mail back your proxy card.

FactSet Research Systems Inc.

FACTSET RESEARCH SYSTEMS INC.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

DECEMBER 21, 2004

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

OF FACTSET RESEARCH SYSTEMS INC.

You hereby appoint the Secretary of FactSet Research Systems Inc. with full power of substitution, as your attorneys and proxies to vote the shares of Common Stock of FactSet Research Systems Inc., which you are entitled to vote at the Annual Meeting of stockholders of the Company to be held at 601 Merritt 7, Norwalk, Connecticut 06851, on December 21, 2004, at 2:00 p.m. Eastern Standard Time and at any adjournments and postponements of the Annual Meeting, with all the power you would possess if personally present, as indicated on the reverse side.

This proxy, when properly executed, will be voted in the manner you direct in this proxy. If you make no direction, this proxy will be voted FOR the election of the three nominees listed in proposal 1 and FOR proposals 2 and 3. You authorize the proxy holders, in their discretion, to vote upon such other business as may properly come before the Annual Meeting or any adjournments or postponements of the Annual Meeting to the extent authorized by Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended.

(CONTINUED AND TO BE SIGNED AND DATED ON THE REVERSE SIDE)

Address Change/Comments (Mark the corresponding box on the reverse side)

Δ FOLD AND DETACH HERE Δ